Exhibit 10.3

                            SECOND AMENDMENT TO LEASE

      THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 25th day of June, 2001, by and between BROOKHAVEN (NASHUA), LLC, a Delaware limited liability company, successor in interest to K/B Opportunity Fund I, L.P. (the "Landlord") and CRITICAL CARE SYSTEMS, INC., a Delaware corporation (the "Tenant").

                                    RECITALS

      A. Tenant and K/B Opportunity Fund I, L.P. entered into a Lease Agreement effective as of August 4, 1996, for certain premises consisting of approximately 4,574 rentable square feet located on the fifth (5th) floor of the Building commonly known as Suite 501 (the "Initial Premises"), at 61 Spit Brook Road, Nashua, New Hampshire 03060, as amended by that certain Amendment to Lease (the "First Lease Amendment") effective as of June 4, 2001 pursuant to which Tenant leased an additional 3,008 rentable square feet located on the fifth (5th) floor of the Building commonly known as Suite 502 (the "Additional Premises"; the Initial Premises and the Additional Premises are sometimes collectively referred to herein as the "Existing Premises") (as amended, said lease herein the "Lease");

      B. Landlord and Tenant desire to amend the Lease on the terms stated herein in order to reflect the addition of those certain premises consisting of approximately 785 rentable square feet located on the fifth (5th) floor of the Building as shown on Exhibit A attached hereto and incorporated herein commonly known as Suite 500 (the "Expansion Premises", the Existing Premises and the Expansion Premises are sometimes collectively referred to herein as the "Premises").

                                    AGREEMENT

      NOW, THEREFORE, for the consideration provided for below and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease, effective as of the date hereof, as follows:

1) Unless otherwise defined herein, all terms with initial capital letters shall have the same meaning ascribed to such terms in the Lease.

2) Except as otherwise stated in this Amendment, the lease of the Expansion Premises shall be on the same terms and conditions as are provided for the Existing Premises in the Lease.

3) The "Second Amendment Commencement Date" shall mean the date on which the Expansion Space Tenant Improvements (as hereinafter defined) to be conducted within the Expansion Premises are substantially complete. For the purposes of this paragraph, the phrase "substantially complete" shall mean the date that the Expansion Space Tenant Improvements are reasonably complete (and being prior to the completion of any touchup or finish work requested by Tenant, if necessary).

4) From and after the Second Amendment Commencement Date, Section 2(b) of the Lease is amended to state as follows:

      (b)   Premises:                The Premises consists of the Initial
                                     Premises as outlined on Exhibit B attached to the Lease, the Additional Premises outlined on Exhibit A attached to the First
                                     Lease Amendment and the Expansion Premises as outlined on Exhibit A attached to this Amendment.

5) From and after the Second Amendment Commencement Date, Section 2(d) of the Lease is amended to state as follows:

      (d)   Tenant's Rentable
            Square Feet:             Approximately 8,367 rentable square feet of
                                     floor area.

6) From and after the Second Amendment Commencement Date, Section 2(f) of the Lease is amended to state as follows:

      (f)   Tenant's Proportionate
            Share: 14.25%, which is the percentage obtained by dividing (i) Tenant's Rentable Square Feet by (ii) the total Rentable Square Feet in the Building.

7) From and after the Second Amendment Commencement Date, Section 2(j) of the Lease is amended to state as follows:

      (j)   Base Rent:

                                     Rate Per Rentable               Monthly
            Lease Years              Square Foot of Premises         Installment
            -----------              -----------------------         -----------

            Second Amendment
            Commencement Date
            -5/31/2002               $21.00                          $14,642.25

            6/1/2002-5/31/2003       $21.00 (Existing Premises)
                                     $21.50 (Expansion Premises)     $14,674.96

            6/1/2003-5/31/2004       $23.50 (Existing Premises)
                                     $22.00 (Expansion Premises)     $16,287.25

            6/1/2004-5/31/2005       $26.00 (Existing Premises)
                                     $22.50 (Expansion Premises)     $17,899.55

            6/1/2005-6/24/2006       $26.00 (Existing Premises)
                                     $23.00 (Expansion Premises)     $17,932.25

8) From and after the Second Amendment Commencement Date, Section 2(t) of the Lease is amended to state as follows:

      (t)   Tenant's Electricity
            Share 64.03%, which is the percentage obtained by dividing (A) Tenant's Rentable Square Feet in the Premises by (B) the total rentable square feet of floor area on the fifth floor of the Building.

9) The "Expansion Space Tenant Improvements" shall mean (i) paint and (ii) the installation of new carpeting, within the Expansion Premises. The Existing Space Tenant Improvements shall be substantially similar in quality, color and design as the paint and carpeting installed within the Existing Premises. The Expansion Space Tenant Improvements shall be conducted by Landlord, at Landlord's sole cost and expense.

10) Tenant represents and warrants to Landlord that Tenant has not dealt with any brokers other than Cushman and Wakefield of New Hampshire, Inc., who represents the Landlord (the "Broker"). Landlord shall pay the Broker a commission pursuant to a separate agreement. Tenant shall indemnify, defend and hold Landlord harmless from any claims, loss, cost or damage which Landlord may incur as a result of the breach of Tenant's representation and warranty contained herein.

11) Except as modified hereby, the terms, conditions and provisions of the Lease shall be and remain in full force and effect and as hereby modified, the Lease is ratified and confirmed.

                         [signatures on following page]


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

      IN WITNESS WHEREOF, Landlord and Tenant each have caused this Amendment to be executed as of the date and year first above written.

                                       LANDLORD:

                                       BROOKHAVEN (NASHUA), LLC, a Delaware
                                       limited liability company

                                       By: Lend Lease Real Estate Investments,
                                       Inc., a Delaware corporation, its manager

                                       By: /s/ Patricia Segedy
                                           -------------------------------------
                                           Name:  Patricia Segedy
                                                  ------------------------------
                                           Title: Investment Manager
                                                  ------------------------------

                                       TENANT:

                                       CRITICAL CARE SYSTEMS, INC., a Delaware
                                       corporation

                                       By: /s/ Paul F. McConnell
                                           -------------------------------------
                                           Name:  Paul F. McConnell
                                                  ------------------------------
                                           Title: President
                                                  ------------------------------


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

                                    EXHIBIT A

                               Expansion Premises

                     [Floor Plan of Additional Leased Space]


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